UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21326

Cohen & Steers REIT and Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2022. The total returns for Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2022
Cohen & Steers REIT and Preferred and Income Fund at Net Asset Value[a]	–18.71%
Cohen & Steers REIT and Preferred and Income Fund at Market Value[a]	–22.91%
FTSE Nareit All Equity REITs Index[b]	–19.17%
ICE BofA Fixed Rate Preferred Securities Index[b]	–13.92%
Blended Benchmark—50% FTSE Nareit All Equity REITs Index/50% ICE BofA Fixed Rate Preferred Securities Index	–16.44%
S&P 500 Index[b]	–19.96%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.136 per share on a monthly basis.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

In the six-month period ended June 30, 2022, U.S. real estate securities declined sharply along with the broader equities market. Amid ongoing supply chain challenges, the U.S. economy slowed abruptly and inflation climbed to a 40-year high as Russia’s invasion of Ukraine in late February led to a pronounced increase in prices for energy and other commodities. Bond yields rose meaningfully and the Federal Reserve (along with most major central banks) began to aggressively raise interest rates to slow demand to check persistently high inflation. While real estate fundamentals generally remained sound, slower growth and higher inflation clouded the outlook for REITs, particularly for sectors lacking pricing power.

Preferred securities also struggled in this environment, hindered by concerns about inflation and interest rates, which weighed on credit-sensitive as well as interest rate-sensitive fixed income securities. Preferreds had a significant absolute decline for the period, performing in line with investment-grade corporate bonds but holding up somewhat better than high-yield debt.

Fund Performance

The Fund had a negative total return for the period and underperformed its blended benchmark on both a NAV and market price basis.

For REIT common shares, returns were negative across all property types. The industrial sector underperformed; while demand for warehouse space remained high, growth expectations for industrial companies diminished with Amazon’s plans to scale back the growth of its logistics space usage. The Fund’s stock selection in the industrial sector aided relative performance. Contributors included our overweight in refrigerated warehouse specialist Americold, which outperformed as improvements in labor availability translated into better production, higher inventory and pricing power for the company.

Office REITs continued to underperform, as earnings results underscored a difficult leasing environment. Although the number of daily commuters to offices continued to climb, occupancies remained below 50% and the long-term impact on tenant demand due to work-from-home policies remained uncertain, which has also affected asset values. The Fund’s underweight allocation in the office sector contributed to relative performance.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Many retail property companies reported record leasing volumes and strong leasing spreads in the period. Despite historically being interest rate-sensitive, net lease property owners outperformed broader REITs amid evidence of solid external growth and as odds of a recession increased given stable cash flows with long leases. Shopping centers also modestly outperformed, with grocery-anchored assets seen as being somewhat defensive. Regional mall companies underperformed on the marked deterioration in consumer sentiment and its implications for tenants. The Fund’s overweight in free standing REITs aided relative performance. The Fund’s overweight allocation in the mall sector (via a position in Simon Property Group) detracted from relative returns. The shares declined meaningfully despite strong demand for Simon’s portfolio of high-quality assets as concerns of a consumer slowdown took precedence.

Residential sectors, including apartments, manufactured homes and single family homes for rent, declined despite demographic tailwinds and a healthy jobs market and as home affordability worsened with sharply higher mortgage rates and the growth in asset values. The Fund’s stock selection in residential sectors, particularly apartments, detracted from relative performance. This included having no investment in student housing provider American Campus Communities, which rose as the company agreed to be acquired by a private equity firm in an all-cash deal.

Infrastructure REITs outperformed on healthy leasing activity from wireless carriers rolling out 5G telecom equipment and as mobile data usage continues to grow. The Fund’s stock selection and overweight allocation in the sector was beneficial to relative performance. In contrast, data centers appeared to be caught up in this year’s technology stock selloff. The sector underperformed other REIT categories despite strong underlying fundamentals. Tenant demand has shown no signs of abating, with capital spending for cloud computing expected to accelerate in 2022, for instance. Our underweight in data centers contributed to relative performance. However, this was partially offset by adverse stock selection in the sector.

The Fund held a modest out-of-index investment in private real estate in the period, which offered an attractive yield and access to investments that are often overlooked by listed real estate companies. The Fund’s allocation to private real estate contributed to relative performance.

Preferred securities also had broad-based declines by sector. The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are a substantial issuer of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.

Bank preferreds performed in line with the wider preferreds market in the period. The Fund’s security selection among bank preferreds contributed to relative performance, in part due to our underweights or non-investment in certain highly interest rate-sensitive securities.

The insurance sector slightly underperformed the overall preferreds market, although property & casualty companies saw significant premium growth with the recovering economy, while life insurers benefited from a declining overall Covid impact and from solid results in their investment portfolios. The Fund’s security selection in insurance detracted from relative performance.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

The utilities sector modestly outperformed the broader preferreds market. Security selection in utilities detracted from the Fund’s relative performance. The Fund’s telecommunications allocation, which consisted of several higher-yielding out-of-benchmark issues, hindered performance with a significant decline.

The pipeline sector outperformed broader preferreds with a modest decline. Pipeline company cash flows continued to improve on higher crude oil prices, driven by recovering demand and geopolitical supply disruptions. Our overweight in pipelines aided relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), detracted significantly from the Fund’s performance for the six-month period ended June 30, 2022.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

The Fund also engaged in the buying and selling of certain single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed significantly to performance in the period. The Fund also used “swaptions,” which are options to enter into swaps with the intention of managing interest-rate risk. The Fund’s use of swaptions did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022. In addition, the Fund used equity options with the intention of managing interest-rate risk. These options did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS Portfolio Manager	MATHEW KIRSCHNER Portfolio Manager

JERRY DOROST

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2022

	1 Year	5 Years	10 Years	Since Inception[a]
Fund at NAV	–8.96%	7.37%	10.39%	9.40%
Fund at Market Value	–16.71%	7.72%	10.24%	8.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[a]	Commencement of investment operations was June 27, 2003.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2022, leverage represented 29% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Variable Rate Financing	19%
Variable Rate	2.6%
% Fixed Rate Financing[c,d]	81%
Weighted Average Rate on Fixed Financing	2.6%
Weighted Average Term on Fixed Financing	4.1 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2022. Information is subject to change.
[b]	See Note 9 in Notes to Consolidated Financial Statements.
[c]	Represents a combination of fixed rate borrowings and fixed payer interest rate swap contracts on variable rate borrowing.
[d]	The Fund entered into a forward-starting interest rate swap contract with interest receipts and payments commencing on December 24, 2022 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

June 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$87,412,547	5.7
Prologis, Inc.	57,790,150	3.7
Public Storage	49,299,930	3.2
Realty Income Corp.	44,219,715	2.9
Invitation Homes, Inc.	43,421,477	2.8
Welltower, Inc.	43,017,087	2.8
Crown Castle International Corp.	34,703,454	2.2
Duke Realty Corp.	34,323,748	2.2
Equinix, Inc.	33,935,740	2.2
Extra Space Storage, Inc.	31,272,989	2.0

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	69.1%
COMMUNICATIONS—TOWERS	11.2%
American Tower Corp.[a,b]		342,003	$87,412,547
Crown Castle International Corp.[a,b]		206,102	34,703,454

			122,116,001

REAL ESTATE	57.9%
DATA CENTERS	5.4%
Digital Realty Trust, Inc.[a,b]		197,210	25,603,774
Equinix, Inc.[a,b]		51,651	33,935,740

			59,539,514

HEALTH CARE	7.3%
Healthcare Trust of America, Inc., Class Aa		371,474	10,367,839
Healthpeak Properties, Inc.[a,b,c]		759,296	19,673,360
Ventas, Inc.[a,b]		139,981	7,199,223
Welltower, Inc.[a]		522,369	43,017,087

			80,257,509

HOTEL	1.2%
Host Hotels & Resorts, Inc.[a,b]		857,000	13,437,760

INDUSTRIALS	10.5%
Americold Realty Trust, Inc.[a,b]		583,096	17,516,204
BG LLH, LLC (Lineage Logistics)[d,e]		61,115	5,549,808
Duke Realty Corp.[a,b]		624,636	34,323,748
Prologis, Inc.[a]		491,204	57,790,150

			115,179,910

NET LEASE	6.4%
NETSTREIT Corp.[a]		249,581	4,709,594
Realty Income Corp.[a,b]		647,813	44,219,715
Spirit Realty Capital, Inc.[a,b]		295,869	11,177,931
VICI Properties, Inc.[a,b]		325,508	9,696,883

			69,804,123

OFFICE	0.6%
Highwoods Properties, Inc.[a]		188,322	6,438,729

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
RESIDENTIAL	13.1%
APARTMENT	7.3%
Apartment Income REIT Corp.[a,b]		211,916	$8,815,706
Camden Property Trust[a]		93,297	12,546,581
Essex Property Trust, Inc.[a]		55,536	14,523,219
Mid-America Apartment Communities, Inc.[a,b]		115,242	20,129,320
UDR, Inc.[a,b]		520,786	23,976,987

			79,991,813

MANUFACTURED HOME	1.8%
Sun Communities, Inc.[a,b]		124,281	19,805,420

SINGLE FAMILY	4.0%
Invitation Homes, Inc.[a,b]		1,220,390	43,421,477

TOTAL RESIDENTIAL			143,218,710

SELF STORAGE	7.4%
Extra Space Storage, Inc.[a]		183,829	31,272,989
Public Storage[a,c]		157,674	49,299,930

			80,572,919

SHOPPING CENTERS	4.1%
COMMUNITY CENTER	1.3%
Kimco Realty Corp.[a,b]		722,080	14,275,522

REGIONAL MALL	2.8%
Simon Property Group, Inc.[a,b]		324,927	30,842,071

TOTAL SHOPPING CENTERS			45,117,593

SPECIALTY	1.1%
Lamar Advertising Co., Class Aa		139,219	12,247,095

TIMBER	0.8%
Weyerhaeuser Co.[a,b]		250,155	8,285,134

TOTAL REAL ESTATE			634,098,996

TOTAL COMMON STOCK (Identified cost—$548,724,698)			756,214,997

PREFERRED SECURITIES—$25 PAR VALUE	10.1%
BANKS	2.0%
Dime Community Bancshares, Inc., 5.50%[f]		89,986	1,849,212
Fifth Third Bancorp, 6.625% to 12/31/23, Series If,g		98,440	2,481,672

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Jf,g		33,133	$809,771
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Af,g		87,121	2,125,752
PacWest Bancorp, 7.75% to 9/1/27, Series Ag		80,000	2,045,600
Regions Financial Corp., 6.375% to 9/15/24, Series Bf,g		69,345	1,755,122
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,f,g		72,265	1,685,942
Signature Bank/New York NY, 5.00%, Series af		133,747	2,460,945
Synovus Financial Corp., 5.875% to 7/1/24, Series Ef,g		47,000	1,167,010
Texas Capital Bancshares, Inc., 5.75%, Series Bf		142,300	3,038,105
Washington Federal, Inc., 4.875%, Series Af		48,643	886,276
Wells Fargo & Co., 6.625% to 3/15/24, Series Rf,g		408	10,547
Western Alliance Bancorp, 4.25% to 9/30/26, Series Af,g		67,626	1,483,038

			21,798,992

ELECTRIC—FOREIGN	0.4%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)[f]		36,400	777,504
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		81,825	1,494,943
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[f]		93,591	1,749,684

			4,022,131

FINANCIAL	1.4%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Federal Agricultural Mortgage Corp., 4.875%, Series Gf		93,596	1,871,920
Synchrony Financial, 5.625%, Series Af		90,000	1,719,000

			3,590,920

INVESTMENT ADVISORY SERVICES—FOREIGN	0.2%
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		88,400	1,533,501

INVESTMENT BANKER/BROKER	0.9%
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b,f,g		83,286	2,145,447
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b,f,g		245,702	6,226,089
Morgan Stanley, 5.85% to 4/15/27, Series Kf,g		59,056	1,460,455

			9,831,991

TOTAL FINANCIAL			14,956,412

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
INDUSTRIALS—CHEMICALS	0.9%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,f,g]		186,577	$4,823,016
CHS, Inc., 6.75% to 9/30/24, Series 3[f,g]		141,111	3,618,086
CHS, Inc., 7.50%, Series 4[a,f]		44,824	1,180,664

			9,621,766

INSURANCE	1.6%
LIFE/HEALTH INSURANCE	0.9%
Athene Holding Ltd., 6.35% to 6/30/29, Series Af,g		58,471	1,437,802
Athene Holding Ltd., 5.625%, Series Bf		33,926	739,587
Athene Holding Ltd., 6.375% to 6/30/25, Series Cf,g		61,393	1,559,382
Athene Holding Ltd., 4.875%, Series Da,f		85,266	1,562,073
Brighthouse Financial, Inc., 5.375%, Series Ca,f		144,000	2,776,320
CNO Financial Group, Inc., 5.125%, due 11/25/60		58,124	1,111,912
Equitable Holdings, Inc., 5.25%, Series Af		41,557	876,853

			10,063,929

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[g]		66,750	1,648,725

PROPERTY CASUALTY	0.4%
Assurant, Inc., 5.25%, due 1/15/61[a]		35,711	794,570
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,f,g		132,981	3,098,457

			3,893,027

REINSURANCE—FOREIGN	0.2%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)[f,g]		88,800	2,069,040

TOTAL INSURANCE			17,674,721

INTEGRATED TELECOMMUNICATIONS SERVICES	1.1%
Telephone and Data Systems, Inc., 6.625%, Series UUf		139,700	2,827,528
Telephone and Data Systems, Inc., 6.00%, Series VVf		157,363	2,897,053
United States Cellular Corp., 5.50%, due 3/1/70		145,417	2,700,393
United States Cellular Corp., 5.50%, due 6/1/70		71,578	1,340,656
United States Cellular Corp., 6.25%, due 9/1/69		119,322	2,446,101

			12,211,731

PIPELINES	0.5%
Energy Transfer LP, 7.625% to 8/15/23, Series Da,f,g		135,000	3,196,800
Energy Transfer LP, 7.60% to 5/15/24, Series Ef,g		111,530	2,598,649

			5,795,449

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
PIPELINES—FOREIGN	0.4%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[a,g]		192,271	$4,762,553

REAL ESTATE	0.9%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,f]		76,536	3,960,478

HOTEL	0.1%
Pebblebrook Hotel Trust, 6.375%, Series Gf		81,600	1,672,800

OFFICE	0.4%
Brookfield Property Partners LP, 5.75%, Series Af		104,400	1,783,152
Brookfield Property Partners LP, 6.375%, Series A2[f]		92,000	1,813,320
Hudson Pacific Properties, Inc., 4.75%, Series Cf		55,314	1,053,731

			4,650,203

TOTAL REAL ESTATE			10,283,481

UTILITIES—GAS—DISTRIBUTION	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Bf,g		64,495	1,683,320

UTILITIES—FOREIGN	0.7%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[g]		74,199	1,857,201
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[a,g]		136,356	3,324,359
Brookfield BRP Holdings Canada, Inc., 4.625%, due 4/30/26 (Canada)		78,000	1,328,340
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[f]		60,941	1,059,764

			7,569,664

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$123,601,747)			110,380,220

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	56.1%
BANKS	15.9%
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,f,g		$1,282,000	1,020,651
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,f,g		5,140,000	3,804,885

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

	Principal Amount		Value
Bank of America Corp., 6.125% to 4/27/27, Series TTf,g	$3,760,000		$3,635,450
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b,f,g	6,831,000		6,006,371
Bank of America Corp., 6.10% to 3/17/25, Series AAa,f,g	4,750,000		4,680,531
Bank of America Corp., 6.25% to 9/5/24, Series Xa,f,g	9,996,000		9,741,102
Bank of America Corp., 6.50% to 10/23/24, Series Za,b,f,g	6,663,000		6,615,560
Capital One Financial Corp., 3.95% to 9/1/26, Series Mf,g	1,842,000		1,482,810
Citigroup Capital III, 7.625%, due 12/1/36, (TruPS)[a]	4,700,000		5,541,383
Citigroup, Inc., 3.875% to 2/18/26[a,f,g]	7,820,000		6,510,150
Citigroup, Inc., 4.00% to 12/10/25, Series Wf,g	1,720,000		1,492,100
Citigroup, Inc., 4.15% to 11/15/26, Series Yf,g	1,256,000		1,011,080
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,f,g	3,324,000		2,933,430
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,f,g	7,800,000		7,250,891
Citigroup, Inc., 5.95% to 1/30/23[f,g]	1,200,000		1,178,760
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,f,g	4,935,000		4,823,394
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,f,g	3,750,000		3,689,295
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,f,g	672,000		588,268
CoBank ACB, 6.25% to 10/1/22, Series Fa,f,g	33,000	†	3,318,150
CoBank ACB, 6.25% to 10/1/26, Series Ia,b,f,g	4,334,000		4,106,465
Comerica, Inc., 5.625% to 7/1/25[a,f,g]	1,730,000		1,717,025
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)[a,h]	935,906		1,036,516
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Af,g,h	2,875,000		2,745,723
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,f,g,h	63,000	†	6,300,000
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)[f,h,i]	2,500	†	2,032,440
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Uf,g	2,744,000		2,137,086
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Vf,g	2,039,000		1,669,431
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qf,g	3,283,000		3,181,391
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Gf,g	3,543,000		3,148,970

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Ff,g		$2,290,000	$2,152,289
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHf,g		861,000	729,285
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFf,g		2,536,000	2,239,605
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xf,g		5,330,000	4,980,485
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Uf,g		1,705,000	1,624,132
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b,f,g		12,572,000	12,663,776
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Uf,g		3,670,000	3,531,971
PNC Financial Services Group, Inc./The, 4.964% (3 Month US LIBOR + 3.678%) (FRN)[f,i]		3,973,000	3,841,815
Regions Financial Corp., 5.75% to 6/15/25, Series Df,g		990,000	982,783
SVB Financial Group, 4.00% to 5/15/26, Series Cf,g		4,540,000	3,465,064
SVB Financial Group, 4.25% to 11/15/26, Series Df,g		4,490,000	3,396,262
SVB Financial Group, 4.70% to 11/15/31, Series Ef,g		2,390,000	1,803,733
Truist Financial Corp., 4.95% to 9/1/25, Series Pf,g		1,898,000	1,852,329
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,f,g		3,030,000	2,757,300
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b,f,g		2,460,000	2,027,596
US Bancorp, 3.70% to 1/15/27[f,g]		2,905,000	2,236,850
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,f,g		11,740,000	10,118,412
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,f,g		6,130,000	5,991,462
Wells Fargo & Co., 5.95%, due 12/1/86[a]		3,700,000	3,793,201

			173,587,658

BANKS—FOREIGN	19.2%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[f,g,j,k]		1,800,000	1,615,210
AIB Group PLC, 6.25% to 6/23/25 (Ireland)[f,g,j,k]		1,600,000	1,565,607
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,f,g,k]		3,000,000	2,746,844
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[f,g,j,k]		1,200,000	1,111,351
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[f,g,j,k]		1,400,000	1,317,566
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[f,g,j,k]		1,560,000	1,467,609
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[f,g,j,k]		1,400,000	1,211,703
Banco Mercantil del Norte SA/Grand Cayman, 5.875% to 1/24/27, 144A (Mexico)[f,g,h,k]		800,000	664,000
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[f,g,h,k]		1,800,000	1,473,300
Banco Santander SA, 7.50% to 2/8/24 (Spain)[f,g,j,k]		3,200,000	3,140,000

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

	Principal Amount	Value
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,f,g,h]	$4,800,000	$4,905,000
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)[f,g,j,k]	1,600,000	1,549,117
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[f,g,j,k]	3,200,000	3,332,481
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,f,g]	2,040,000	1,896,608
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)[f,g,j,k]	5,800,000	7,022,413
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,f,g,k]	4,200,000	3,904,854
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)[f,g,j,k]	1,600,000	1,797,466
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[f,g,k]	1,800,000	2,107,877
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,f,g,k]	8,200,000	8,077,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,f,g,h,k]	2,474,000	2,381,225
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,f,g,h,k]	2,400,000	2,283,036
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,f,g,h,k]	6,100,000	6,042,921
Commerzbank AG, 6.125% to 10/9/25 (Germany)[f,g,j,k]	800,000	759,928
Commerzbank AG, 7.00% to 4/9/25 (Germany)[f,g,j,k]	2,200,000	2,033,922
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,f,g,h,k]	4,200,000	4,057,142
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,f,g,h,k]	5,800,000	5,738,317
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,f,g,h,k]	5,500,000	5,652,763
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[f,g,h,k]	7,600,000	7,780,500
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[f,g,h,k]	800,000	619,988
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,f,g,h,k]	4,100,000	3,397,867
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[f,g,j,k]	3,400,000	3,398,062
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,f,g,h,k]	2,800,000	2,433,198
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,f,g,h,k]	1,800,000	1,719,259
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,f,g,h,k]	7,400,000	6,845,000
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[f,g,j,k]	1,600,000	1,508,571
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[f,g,k]	3,200,000	2,776,000
Deutsche Bank AG, 6.75% to 10/30/28 (Germany)[f,g,j,k]	800,000	750,797
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[f,g,k]	4,600,000	4,186,000

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

	Principal Amount	Value
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,f,g,h]	$2,367,000	$3,218,907
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,f,g,k]	2,200,000	2,130,313
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,f,g,k]	1,700,000	1,543,747
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)[g,j]	1,600,000	1,417,860
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[f,g,k]	4,600,000	4,212,841
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[f,g,k]	1,600,000	1,510,739
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[f,g,j,k]	2,000,000	1,937,380
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[f,g,h,k]	3,600,000	3,251,692
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)[f,g,k]	1,600,000	1,507,448
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,f,g,k]	9,066,000	8,811,381
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[f,g,k]	4,000,000	3,908,688
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[f,g,j,k]	1,000,000	1,091,322
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[f,g,k]	5,800,000	5,381,863
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[f,g,k]	4,700,000	4,662,306
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[f,g,h,k]	2,000,000	1,917,841
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)[f,g,j,k]	1,000,000	739,536
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[g]	2,800,000	2,049,121
Skandinaviska Enskilda Subordinated , 6.875% to 6/30/27 (Sweden)[f,g,j,k]	1,600,000	1,532,000
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[f,g,h,k]	1,200,000	933,000
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[f,g,h,k]	5,000,000	4,439,745
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,f,g,h,k]	6,600,000	6,483,248
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[f,g,h,k]	3,800,000	3,724,663

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[f,g,h,k]		$4,100,000	$4,054,583
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[f,g,j,k]		2,200,000	1,809,335
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[f,g,j,k]		1,800,000	1,618,735
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[f,g,j,k]		4,800,000	4,671,096
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[f,g,j,k]		3,600,000	3,576,470
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[f,g,h,k]		5,000,000	4,883,112
UniCredit SpA, 6.625% to 6/3/23 (Italy)[f,g,j,k]		800,000	797,385
UniCredit SpA, 7.50% to 6/3/26 (Italy)[f,g,j,k]		1,600,000	1,551,944
UniCredit SpA, 8.00% to 6/3/24 (Italy)[f,g,j,k]		3,800,000	3,581,386
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)[f,g,j,k]		1,400,000	1,620,182

			209,840,371

ELECTRIC	1.5%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62[g]		2,200,000	1,741,210
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,f,g		1,020,000	872,332
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[a,g]		1,600,000	1,405,952
Dominion Energy, Inc., 4.35% to 1/15/27, Series Cf,g		2,637,000	2,182,117
Duke Energy Corp., 4.875% to 9/16/24[a,f,g]		2,300,000	2,098,750
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[g]		1,382,000	1,110,440
Southern California Edison Co., 5.485% (3 Month US LIBOR + 4.199%), Series E (FRN)[f,i]		1,400,000	1,295,563
Southern Co., 5.113%, due 8/1/27		2,700,000	2,724,956
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ag		3,236,000	2,757,622

			16,188,942

ELECTRIC—FOREIGN	1.3%
Electricite de France SA, 2.625% to 12/1/27 (France)[f,g,j]		2,000,000	1,483,390
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[a,g]		11,667,000	11,302,056
SSE PLC, 4.00% to 1/21/28 (United Kingdom)[f,g,j]		1,400,000	1,271,283

			14,056,729

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount		Value
FINANCIAL	2.8%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Aa,b,g,h		$1,424,000		$1,233,533
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ag,h		2,365,000		1,970,040
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hf,g		4,370,000		3,369,270
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,f,g		9,855,000		8,366,008
Charles Schwab Corp./The, 5.00% to 6/1/27[f,g]		2,860,000		2,570,938
Charles Schwab Corp./The, 6.106% (3 Month US LIBOR + 4.82%) (FRN)[f,i]		1,800,000		1,797,750
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,f,g		6,183,000		6,136,627
Discover Financial Services, 6.125% to 6/23/25, Series Df,g		790,000		791,896
ILFC E-Capital Trust I, 4.85% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN) (TruPS)[h,i]		3,009,000		2,204,121
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[f,g,j,k]		2,000,000		1,922,500

				30,362,683

FOOD	0.9%
Dairy Farmers of America, Inc., 7.875%, Series B, 144Aa,b,f,h		82,000	†	8,036,000
Land O’ Lakes, Inc., 7.00%, 144Af,h		1,650,000		1,560,446
Land O’ Lakes, Inc., 7.25%, 144Af,h		945,000		902,376

				10,498,822

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.159% (3 Month US LIBOR + 3.33%), Series D (FRN)[a,b,f,i]		2,123,000		1,868,134

INSURANCE	6.8%
FINANCE	0.1%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Ag,h		2,096,000		1,675,197

LIFE/HEALTH INSURANCE	2.4%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bf,g		3,480,000		3,278,905
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[a,h]		2,381,000		2,572,357

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
MetLife, Inc., 9.25%, due 4/8/68, 144Aa,b,h		$7,665,000	$9,024,889
MetLife, Inc., 10.75%, due 8/1/69[a,b]		3,592,000	4,771,487
SBL Holdings, Inc., 6.50% to 11/13/26, 144Af,g,h		3,120,000	2,519,400
SBL Holdings, Inc., 7.00% to 5/13/25, 144Af,g,h		2,100,000	1,737,754
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[g]		1,200,000	1,127,538
Voya Financial, Inc., 6.125% to 9/15/23, Series Af,g		1,800,000	1,703,026

			26,735,356

LIFE/HEALTH INSURANCE—FOREIGN	1.3%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[f,g,h]		5,200,000	5,166,715
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/2027, due 6/15/52 144A (South Korea)[f,g,h]		1,800,000	1,798,794
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)[g,j]		1,415,000	1,378,468
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[f,g,j,k]		1,200,000	1,110,414
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[f,g,j,k]		2,800,000	2,334,388
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[f,g,j,k]		2,200,000	2,516,209

			14,304,988

MULTI-LINE	0.2%
Hartford Financial Services Group, Inc./The, 3.536% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)[h,i]		2,200,000	1,741,884

MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,f,g,h]		2,399,000	2,738,164
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)[f,g,j,k]		900,000	830,035

			3,568,199

PROPERTY CASUALTY	1.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[a,g]		2,900,000	2,838,824
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[g]		2,975,000	2,436,681
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[g]		2,484,000	2,265,962
Markel Corp., 6.00% to 6/1/25[f,g]		3,000,000	2,962,500

			10,503,967

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	1.0%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[f,g,j,k]		$2,200,000	$2,182,358
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[g,j]		2,200,000	1,859,000
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[f,g,h]		4,200,000	4,095,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[g,j]		2,600,000	2,534,154
Sompo Japan Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[g,h]		615,000	614,310

			11,284,822

REINSURANCE	0.5%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[a,g]		1,475,000	1,245,285
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ag,h		4,850,000	3,902,171

			5,147,456

TOTAL INSURANCE			74,961,869

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[g]		4,290,000	3,221,154
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[a,g]		1,030,000	1,013,422

			4,234,576

OIL & GAS—FOREIGN	0.8%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,f,g]		9,950,000	8,694,020

PIPELINES	0.6%
Energy Transfer LP, 6.50% to 11/15/26, Series Hf,g		2,520,000	2,233,772
Energy Transfer LP, 7.125% to 5/15/30, Series Gf,g		4,800,000	4,131,127

			6,364,899

PIPELINES—FOREIGN	2.9%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[g]		4,620,000	4,235,708

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[a,g]		$4,012,000	$3,717,351
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[a,g]		5,330,000	4,749,019
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[a,b,g]		9,014,000	8,060,129
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[g]		2,592,000	2,355,480
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[g]		2,733,000	2,586,180
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[a,g]		7,002,000	6,669,405

			32,373,272

REAL ESTATE—RETAIL—FOREIGN	0.8%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[g,h]		6,500,000	5,799,235
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[g,h]		4,000,000	3,302,753

			9,101,988

UTILITIES	2.0%
ELECTRIC	1.6%
Edison International, 5.00% to 12/15/26, Series Ba,f,g		4,497,000	3,589,192
Edison International, 5.375% to 3/15/26, Series Aa,f,g		3,860,000	3,145,900
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[a,g]		2,407,000	2,117,608
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[g]		3,360,000	2,701,324
Sempra Energy, 4.875% to 10/15/25[a,f,g]		6,430,000	5,931,552

			17,485,576

ELECTRIC—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[g]		4,368,000	3,644,315

GAS—DISTRIBUTION	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		1,040,000	927,305

TOTAL UTILITIES			22,057,196

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$672,528,090)			614,191,159

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Ownership %*	Value
PRIVATE REAL ESTATE—OFFICE	1.5%
Legacy Gateway JV LLC, Plano, TXd		33.6%	$16,222,314

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			16,222,314

		Shares
SHORT-TERM INVESTMENTS	2.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.04%[l]		31,687,300	31,687,300

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,687,300)			31,687,300

PURCHASED OPTION CONTRACTS (Premiums paid—$564,549)	0.2%		2,151,446

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,391,178,360)	139.9%		1,530,847,436
WRITTEN OPTION CONTRACTS (Premiums received—$580,368)	(0.2)		(1,731,328)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.7)		(434,903,217)

NET ASSETS (Equivalent to $22.99 per share based on 47,595,257 shares of common stock outstanding)	100.0%		$1,094,087,891

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Paid	Value
Call—Equinix Inc.	$740.00	7/15/22	26	$1,708,252	$26,037	$1,773

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Call—American Tower Corp.	$270.00	8/19/22	(106)	$(2,709,254)	$(40,473)	$(63,600)
Call—Equinix Inc.	760.00	7/15/22	(52)	(3,416,504)	(27,224)	(1,599)
Call—Weyerhaeuser Co.	37.00	8/19/22	(662)	(2,192,544)	(37,099)	(33,100)
Put—Crown Castle International Corp.	160.00	8/19/22	(109)	(1,835,342)	(40,061)	(49,050)
Put—Digital Realty Trust Inc.	125.00	8/19/22	(73)	(947,759)	(18,870)	(35,405)
Put—Iron Mountain Inc.	47.50	7/15/22	(391)	(1,903,779)	(32,675)	(36,754)
Put—Prologis Inc.	110.00	8/19/22	(177)	(2,082,405)	(47,425)	(65,490)

			(1,570)	$(15,087,587)	$(243,827)	$(284,998)

Over-the-Counter Option Contracts

Purchased Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[n]	Premiums Paid	Value
Option to receive USD-SOFR-OIS Annually, Pay 2.00% Annually,maturing 8/29/32	Goldman Sachs International	2.00%	8/25/22	$29,984,000	$538,512	$2,149,673

Written Options

Equity Option

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Put—Americold Realty Trust	Goldman Sachs International	$26.50	7/15/22	(816)	$(2,451,264)	$(45,696)	$(11,865)

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[n]	Premiums Received	Value
Option to pay USD-SOFR-OIS Annually, Receive 2.30% Annually, maturing 8/29/32	Goldman Sachs International	2.30%	8/25/22	$(29,984,000)	$(290,845)	$(1,434,465)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation
$105,000,000	0.670%	Monthly	1.324%[o]	Monthly	9/15/25	$7,282,709	—	$7,282,709
87,500,000	1.240%	Monthly	1.120%[o]	Monthly	2/3/26	4,991,910	(25,792)	4,966,118
65,000,000	0.762%	Monthly	1.324%[o]	Monthly	9/15/26	5,504,269	—	5,504,269
105,000,000	1.237%[p]	Monthly	1 Month LIBOR[p]	Monthly	9/15/27	7,616,553	—	7,616,553
						$25,395,441	$(25,792)	$25,369,649

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the six months ended June 30, 2022.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	2,678,012	USD	2,119,628	7/5/22	$39,134
Brown Brothers Harriman	EUR	28,080,126	USD	30,178,413	7/5/22	751,845
Brown Brothers Harriman	GBP	4,397,497	USD	5,395,421	7/5/22	42,347
Brown Brothers Harriman	GBP	1,371,841	USD	1,716,709	7/5/22	46,767
Brown Brothers Harriman	GBP	6,719,996	USD	8,481,038	7/5/22	300,785
Brown Brothers Harriman	USD	1,887,589	EUR	1,792,043	7/5/22	(9,618)
Brown Brothers Harriman	USD	493,696	GBP	402,047	7/5/22	(4,285)
Brown Brothers Harriman	USD	2,076,268	CAD	2,678,012	7/5/22	4,226
Brown Brothers Harriman	USD	1,377,539	EUR	1,320,152	7/5/22	5,914
Brown Brothers Harriman	USD	14,677,955	GBP	12,087,287	7/5/22	35,903
Brown Brothers Harriman	USD	26,105,220	EUR	24,967,931	7/5/22	59,923
Brown Brothers Harriman	EUR	24,393,899	USD	25,549,926	8/2/22	(60,642)
Brown Brothers Harriman	GBP	12,379,539	USD	15,038,664	8/2/22	(38,206)
Brown Brothers Harriman	GBP	657,233	USD	801,875	8/2/22	1,440
Brown Brothers Harriman	CAD	2,646,761	USD	2,051,880	8/3/22	(4,262)
						$1,171,271

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

*	Ownership % represents the Fund’s contractual ownership in the limited liability company prior to the impact of promote structures.
†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $908,116,509 in aggregate has been pledged as collateral.
[b]	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $402,430,629 in aggregate has been rehypothecated.
[c]	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $32,087,947 in aggregate has been pledged as collateral.
[d]	Security value is determined based on significant unobservable inputs (Level 3).
[e]

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs Level 3).

[f]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[g]	Security converts to floating rate after the indicated fixed-rate coupon period.
[h]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $163,610,125 which represents 15.0% of the net assets of the Fund, of which 0.0% are illiquid.

[i]	Variable rate. Rate shown is in effect at June 30, 2022.
[j]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $78,948,633 which represents 7.2% of the net assets of the Fund, of which 0.0% are illiquid.

[k]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $207,248,779 which represents 18.9% of the net assets of the Fund (13.4% of the managed assets of the Fund).

[l]	Rate quoted represents the annualized seven-day yield.
[m]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[n]	Represents the notional amount of the underlying swap contract.
[o]	Based on 1-Month LIBOR. Represents rates in effect at June 30, 2022.
[p]	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 24, 2022 (effective date).

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,391,178,360)	$1,530,847,436
Cash	773,966
Cash collateral pledged for interest rate swap contracts	9,648,680
Foreign currency, at value (Identified cost—$491,050)	488,882
Receivable for:
Dividends and interest	10,047,356
Investment securities sold	987,902
Unrealized appreciation on forward foreign currency exchange contracts	1,288,284
Other assets	62,058

Total Assets	1,554,144,564

LIABILITIES:
Written option contracts, at value (Premiums received—$580,368)	1,731,328
Unrealized depreciation on forward foreign currency exchange contracts	117,013
Payable for:
Credit agreement	450,000,000
Investment securities purchased	2,761,232
Variation margin on interest rate swap contracts	2,173,307
Interest expense	950,126
Investment management fees	839,169
Cash collateral received for over-the-counter option contracts	540,000
Dividends and distributions declared	248,817
Administration fees	77,462
Directors’ fees	839
Other liabilities	492,380

Total Liabilities	459,931,673

Series A Cumulative Preferred Stock (Preferred Stock) (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,094,087,891

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$809,183,495
Total distributable earnings/(accumulated loss)	284,904,396

$1,094,087,891

NET ASSET VALUE PER COMMON SHARE:
($1,094,087,891 ÷ 47,595,257 common shares outstanding)	$22.99

MARKET PRICE PER COMMON SHARE	$21.34

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	(7.18)%

[a]	Includes $908,116,509 pledged, of which $402,430,629 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 9.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Interest income	$15,860,132
Dividend income (net of $1,527 of foreign withholding tax)	13,999,523
Rehypothecation income	232,242

Total Investment Income	30,091,897

Expenses:
Investment management fees	5,425,777
Interest expense	4,284,506
Administration fees	572,657
Shareholder reporting expenses	227,967
Professional fees	123,615
Custodian fees and expenses	82,820
Directors’ fees and expenses	20,079
Transfer agent fees and expenses	13,985
Miscellaneous	21,024

Total Expenses	10,772,430

Net Investment Income (Loss)	19,319,467

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	17,537,159
Written option contracts	321,153
Interest rate swap contracts	(685,340)
Forward foreign currency exchange contracts	1,787,666
Foreign currency transactions	(46,764)

Net realized gain (loss)	18,913,874

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(318,886,576)
Written option contracts	(1,236,535)
Interest rate swap contracts	21,561,578
Forward foreign currency exchange contracts	1,650,383
Foreign currency translations	(9,661)

Net change in unrealized appreciation (depreciation)	(296,920,811)

Net Realized and Unrealized Gain (Loss)	(278,006,937)

Net Increase (Decrease) in Net Assets Resulting from Operations	(258,687,470)

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(6,416)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	$(258,693,886)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$19,319,467	$34,663,763
Net realized gain (loss)	18,913,874	101,388,747
Net change in unrealized appreciation (depreciation)	(296,920,811)	202,345,809
Distributions paid to Series A Cumulative Preferred Stockholders	(6,416)	—

Net increase (decrease) in net assets applicable to Common Shareholders from operations	(258,693,886)	338,398,319

Distributions to Common Shareholders	(38,837,730)	(70,808,239)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	361,950
Decrease in net assets from offering expenses from issuance of preferred stock	(19,400)	—

Net increase (decrease) in net assets from capital stock transactions	(19,400)	361,950

Total increase (decrease) in net assets applicable to Common Shareholders	(297,551,016)	267,952,030
Net Assets Applicable to Common Shareholders:
Beginning of period	1,391,638,907	1,123,686,877

End of period	$1,094,087,891	$1,391,638,907

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2022 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations*	$(258,687,470)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(402,189,697)
Proceeds from sales and maturities of long-term investments	359,604,360
Net purchases, sales and maturities of short-term investments	7,305,726
Net amortization of premium on investments in securities	1,690,437
Net decrease in dividends and interest receivable and other assets	527,014
Net increase in payable for collateral on option contracts	240,000
Net increase in interest expense payable, accrued expenses and other liabilities	190,858
Net increase in payable for variation margin on interest rate swap contracts	1,982,242
Net increase in premiums received from written option contracts	189,473
Net change in unrealized depreciation on written option contracts	1,236,535
Net change in unrealized depreciation on investments in securities	318,886,576
Net change in unrealized appreciation on forward foreign currency exchange contracts	(1,650,383)
Net realized gain on investments in securities	(17,537,159)

Cash provided by operating activities	11,788,512

Cash Flows from Financing Activities:
Drawdown on revolving credit agreement	25,000,000
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable).	(6,416)
Proceeds from issuance of Series A Cumulative Preferred Stock	125,000
Offering Costs from issuance of Series A Cumulative Preferred Stock	(19,400)
Dividends and distributions paid	(38,663,069)

Cash used for financing activities	(13,563,885)

Increase (decrease) in cash and restricted cash	(1,775,373)
Cash and restricted cash at beginning of period (including foreign currency)	12,686,901

Cash and restricted cash at end of period (including foreign currency)	$10,911,528

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2022, interest paid was $4,085,599.

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2022 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

Cash	$773,966
Restricted cash	9,648,680
Foreign currency	488,882

Total cash and restricted cash shown on the Consolidated Statement of Cash Flows	$10,911,528

Restricted cash consists of cash that has been deposited with a broker and pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2022[a]	For the Year Ended December 31,
Per Share Operating Data:		2021[a]	2020	2019	2018	2017
Net asset value per common share, beginning of period	$29.24	$23.62	$24.73	$19.98	$22.80	$21.75

Income (loss) from investment operations:

Net investment income (loss)[b]	0.41	0.73	0.79	0.87	0.88	0.94
Net realized and unrealized gain (loss)	(5.84)	6.38	(0.41)	5.37	(2.21)[c]	1.60
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00)[d]	—	—	—	—	—

Total from investment operations applicable to common shares	(5.43)	7.11	0.38	6.24	(1.33)	2.54

Less dividends and distributions to common shareholders from:

Net investment income	(0.82)	(0.51)	(0.51)	(0.85)	(0.92)	(0.92)
Net realized gain	—	(0.98)	(0.98)	(0.64)	(0.57)	(0.57)

Total dividends and distributions to common shareholders	(0.82)	(1.49)	(1.49)	(1.49)	(1.49)	(1.49)

Net increase (decrease) in net asset value per common share	(6.25)	5.62	(1.11)	4.75	(2.82)	1.05

Net asset value per common share, end of period	$22.99	$29.24	$23.62	$24.73	$19.98	$22.80

Market value per common share, end of period	$21.34	$28.62	$22.83	$23.79	$17.80	$21.27

Total net asset value return[e]	–18.71%[f]	31.05%	2.87%	32.35%	–5.20%[c]	12.65%

Total market value return[e]	–22.91%[f]	32.71%	3.36%	42.92%	–9.47%	19.58%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Ratios/Supplemental Data:		2021	2020	2019	2018	2017
Net assets applicable to common shareholders, end of period (in millions)	$1,094.2	$1,391.6	$1,123.7	$1,176.5	$950.3	$1,084.7

Ratios to average daily net assets:

Expenses	1.76%[g]	1.78%	2.07%	1.96%	1.93%[b]	1.67%

Expenses (excluding interest expense)	1.06%[g,h]	1.04%	1.04%	1.02%	1.05%	1.01%

Net investment income (loss)	3.16%[g,h]	2.77%	3.56%	3.72%	4.10%	4.19%

Ratio of expenses to average daily managed assets[i]	1.29%[g]	1.33%	1.55%	1.49%	1.43%	1.26%

Portfolio turnover rate	21%[f]	40%	57%	53%	39%	26%

Credit Agreement

Asset coverage ratio for credit agreement	343%	427%	381%	436%	372%	410%

Asset coverage per $1,000 for credit agreement	$3,432	$4,274	$3,809	$4,361	$3,715	$4,099

Amount of loan outstanding (in millions)	$450.0	$425.0	$400.0	$350.0	$350.0	$350.0

Preferred Stock

Series A Cumulative Preferred Stock at liquidation value, end of period (in 000s)	$125.0	—	—	—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	343%	—	—	—	—	—

Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock	$3,431	—	—	—	—	—

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

[a]	Consolidated (see Note 1).
[b]	Calculation based on average shares outstanding.
[c]

During the reporting period the Fund settled legal claims against one issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(2.22). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 1.92%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -5.24%.

[d]	Amount is less than $0.005.
[e]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[f]	Not annualized.
[g]	Annualized.
[h]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[i]

Average daily managed assets represent net assets plus the outstanding balance of the credit agreement. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

Cohen & Steers RNP Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on July 9, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund‘s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$109,630,102	$—	$5,549,808	[a]	$115,179,910
Other Industries	641,035,087	—	—		641,035,087
Preferred Securities— $25 Par Value	110,380,220	—	—		110,380,220
Preferred Securities— Capital Securities	—	614,191,159	—		614,191,159
Private Real State—Office	—	—	16,222,314	[b]	16,222,314
Short-Term Investments	—	31,687,300	—		31,687,300
Purchased Option Contracts	—	2,151,446	—		2,151,446

Total Investments in Securities[c]	$861,045,409	$648,029,905	$21,772,122		$1,530,847,436

Forward Foreign Currency Exchange Contracts	$—	$1,288,284	$—		$1,288,284
Interest Rate Swap Contracts	—	25,369,649	—		25,369,649

Total Derivative Assets[c]	$—	$26,657,933	$—		$26,657,933

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(117,013)	$—	$(117,013)
Written Option Contracts	(234,349)	(1,496,979)	—	(1,731,328)

Total Derivative Liabilities[c]	$(234,349)	$(1,613,992)	$—	$(1,848,341)

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
[b]

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 – Portfolio Valuation.

[c]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2021	$6,136,507	$—
Purchase	—	30,428,348
Return of capital distribution	—	(16,356,372)
Change in unrealized appreciation (depreciation)	(586,699)	2,150,338

Balance as of June 30, 2022	$5,549,808	$16,222,314

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $1,563,639.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$ 5,549,808	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple Liquidity Discount	24.0x 15%	Increase Decrease

Private Real Estate— Office	$16,222,314	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.00% 6.00%	Decrease Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Consolidated Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Consolidated Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Consolidated Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2022, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable net income after December 31, 2022, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2022: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/12/22	7/13/22	7/29/22	$0.136
8/16/22	8/17/22	8/31/22	$0.136
9/13/22	9/14/22	9/30/22	$0.136

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2022, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary intends to elect to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2022, the Fund incurred $500,841 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $5,023 for the six months ended June 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2022, totaled $405,002,126 and $337,330,688, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2022. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC[a]
Balance Sheet:
Assets:
Real estate, net (total cost)	$87,993,256
Cash	6,138,764
Other current assets	1,861,754

Total Assets	$95,993,774

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	2,222,695
Tenant security deposits	65,447
Other liabilities	153,737

Total Liabilities	54,441,879

Equity	41,551,895

Total Liabilities and Equity	$95,993,774

Income Statement
Revenue	$4,008,196
Expenses	3,152,006

Net Income	$856,190

[a]

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2022 and the effect of derivatives held during the six months ended June 30, 2022, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts— Exchange-Traded[a]	Investments in securities, at value	$1,773	—	$—
Written Option Contracts— Exchange-Traded[a]	—	—	Written option contracts, at value	284,998
Written Option Contracts— Over-the-Counter	—	—	Written option contracts, at value	11,865

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[b]	Unrealized appreciation	1,288,283	Unrealized depreciation	117,012

Interest Rate Risk:
Interest Rate Swap Contracts[a]	—	—	Payable for variation margin on interest rate swap contracts	25,369,649	[c]
Purchased Option Contracts— Over-the-Counter	Investments in securities, at value	2,149,673	—	—
Written Option Contracts— Over-the-Counter	—	—	Written option contracts, at value	1,434,465

[a]	Not subject to a master netting agreement or another similar arrangement.

[b]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

[c]

Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(74,531)	$(24,264)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	710,668	4,392

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	1,787,666	1,650,383

Foreign Currency Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(52,186)	—

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	(685,340)	21,561,578
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	778,321	1,691,432
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(389,515)	(1,240,927)

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest Rate Risk:
Purchased Option Contracts—Over-the-Counter[a]	$2,149,673	$—
Written Option Contracts—Over-the-Counter	—	1,446,330

[a]	Purchased option contracts are included in investments in securities, at value on the Consolidated Statement of Assets & Liabilities.

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The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2022:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Asset[b]
Goldman Sachs International	$2,149,673	$(1,446,330)	$(540,000)	$163,343

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$1,446,330	$(1,446,330)	$—	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2022:

	Purchased Option Contracts[a]	Written Option Contracts[a]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$32,731,477	$53,590,525	$41,846,214

[a]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

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Note 6. Income Tax Information

As of June 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,391,178,360

Gross unrealized appreciation on investments	$261,153,562
Gross unrealized depreciation on investments	(96,104,319)

Net unrealized appreciation (depreciation) on investments	$165,049,243

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2022, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended December 31, 2021, the Fund issued 13,064 shares of common stock at $361,950 for the reinvestment of dividends.

On December 7, 2021, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022, through the fiscal year ended December 31, 2022.

During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund did not effect any repurchases.

Note 9. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of London Interbank Offered Rate (LIBOR)-based variable and fixed rates through June 30, 2022 and a combination of Secured Overnight Financing Rate (SOFR)-based variable and fixed rates effective July 1, 2022, pursuant to an amendment to the credit agreement. The commitment amount of the credit agreement is $450,000,000. The Fund may pay a fee of 0.45% per

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annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. Under the terms of the credit agreement, the Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. In the event of such prepayment, the Fund will receive or pay any gain or loss associated with BNPP’s interest rate hedge with respect to the applicable fixed rate portions of the credit facility, which could be material in certain circumstances (breakage fee). The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2022, the Fund had outstanding borrowings of $450,000,000 at a weighted average rate of 2.8%. The fair value of these borrowings at June 30, 2022 was approximately $450,042,000, including estimated breakage fees of approximately $42,000 in the event of a prepayment of all of the fixed rate financing. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2022, the Fund borrowed an average daily balance of $449,585,635 at a weighted average borrowing cost of 1.9%.

Note 10. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have

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comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be

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the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital

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depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

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Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

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Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and

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importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the SOFR for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that

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are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 11. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 12. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that the regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 13. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2022 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2022. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Joseph M. Harvey	36,145,281	831,061
Gerald J. Maginnis	36,242,415	733,927
Daphne L. Richards	36,316,301	660,041

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

The following information in this semiannual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Addition to Portfolio Management Team

Effective April 29, 2022, Ms. Elaine Zaharis-Nikas and Mr. Jerry Dorost were added as portfolio managers of the Fund. Ms. Zaharis-Nikas joined the investment manager in 2003 and currently serves as Senior Vice President of the investment manager. Mr. Dorost joined the investment manager in 2010 and currently serves as Senior Vice President of the investment manager.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 7, 2022 and at meetings of the full Board of Directors held on March 15, 2022 and June 14, 2022. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 14, 2022. At the meeting of the full Board of Directors on June 14, 2022, the Management Agreement was unanimously continued for a term ending June 30, 2023 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund’s dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund’s performance with that of the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2022, ranking the Fund in the second, second, first and first quintiles, respectively. The Fund outperformed the relevant linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2022. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels are lower than the Peer Group medians, ranking in the first quintile for each. The Board of Directors noted that the Fund’s total expense ratio including investment-related expenses at common and managed asset levels were higher than the Peer Group median, ranking the Fund in the fourth quintile for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking in the first quintile for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Mathew Kirschner

Vice President

Jason Yablon

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

REIT and

Preferred and

Income Fund

(RNP)

Semiannual Report June 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RNPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of September 7, 2022, is set forth below.

William F. Scapell • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

Jason A. Yablon • Vice President • Portfolio manager since 2012	Executive Vice President of C&S since January, 2022. Prior to that, Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2008.

Mathew Kirschner • Vice President • Portfolio manager since 2019	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

Elaine Zaharis-Nikas • Vice President • Portfolio manager since April 2022	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2005.

Jerry Dorost • Vice President • Portfolio manager since April 2022	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

C&S utilizes a team-based approach in managing the registrant. Effective April 29, 2022, Elaine Zaharis-Nikas and Jerry Dorost were added as portfolio managers of the Fund. William Scapell, Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Fund. Mr. Yablon, Mr. Kirschner, Ms. Zaharis-Nikas and Mr. Dorost direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manage other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of June 30, 2022, the number of other accounts the portfolio managers managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	13	$21,929,194,725

• Other pooled investment vehicles	17	$3,057,143,717

• Other accounts	23	$3,242,909,436

Jason A. Yablon	Number of accounts	Total assets

• Registered investment companies	12	$27,214,019,186

• Other pooled investment vehicles	15	$8,685,118,949

• Other accounts	30	$6,024,690,820

Mathew Kirschner	Number of accounts	Total assets

• Registered investment companies	11	$25,273,242,887

• Other pooled investment vehicles	19	$10,339,313,034

• Other accounts	29	$6,006,482,789

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	11	$18,968,641,047

• Other pooled investment vehicles	16	$3,026,986,479

• Other accounts	21	$2,618,365,069

Jerry Dorost	Number of accounts	Total assets

• Registered investment companies	9	$15,512,025,857

• Other pooled investment vehicles	16	$3,026,986,479

• Other accounts	21	$2,618,365,069

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of June 30, 2022:

Dollar Range of Securities Owned
William F. Scapell	$10,001-$50,000
Jason A. Yablon	None
Mathew Kirschner	None
Elaine Zaharis-Nikas	None
Jerry Dorost	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the Morningstar U.S. All Taxable Ex-Foreign Equity Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the registrant’s investment advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2021, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$586,720
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$286,203

Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$286,203
Net income from securities lending activities	$300,517

(b)	During the registrants most recent fiscal year ended December 31, 2021, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	September 7, 2022